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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2004

                         Commission file number 1-12215

                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000

                                    Delaware
                            (State of Incorporation)

                                   16-1387862
                     (I.R.S. Employer Identification Number)








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Item 7. Financial Statements and Exhibits

c. Exhibit
   -------
   99.1 Press release of Quest Diagnostics Incorporated dated April 22, 2004.


Item 9. Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition." On April 22, 2004, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.







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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   April 22, 2004


                                   QUEST DIAGNOSTICS INCORPORATED


                                   By: /s/Robert A. Hagemann
                                       ---------------------
                                       Robert A. Hagemann
                                       Senior Vice President and Chief
                                       Financial Officer